UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2010

KENNEDY-WILSON HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33824	26-0508760
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9701 Wilshire Blvd., Suite 700, Beverly Hills, California	90212
(Address of Principal Executive Offices)	(Zip Code)

(310) 887-6400

(Registrant’s telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Credit Facility

On August 5, 2010, we entered into and closed the transactions contemplated by that certain Revolving Loan Agreement (the “Loan Agreement”) by and among the Company, KW, U.S. Bank National Association, a national banking association (“US Bank”), as agent, lead arranger and book manager, US Bank, as lender, East-West Bank, a California banking corporation (“EW Bank”), as lender, and any other bank that becomes a party thereto (collectively, the “Lenders”). The Loan Agreement and related documents (collectively, the “Loan Documents”) supersede and replace that certain $30 million Amended and Restated Loan Agreement, dated as of June 5, 2008, by and among KW, US Bank and EW Bank, and its related documents.

The Loan Agreement provides for: (a) a $65,000,000 senior unsecured facility to finance the acquisition of commercial real property or pools of notes secured by commercial real property (the “Acquisition Facility”); and (b) a $10,000,000 senior unsecured facility to provide for working capital (the “Working Capital Facility”). All principal and interest and other amounts owing with respect to advances made under the Loan Agreement will be due and payable in full on August 1, 2013.

In connection with the Loan Agreement, the Company has guaranteed KW’s payment obligations under the Loan Documents.

The above descriptions of the Loan Documents do not purport to be complete and are qualified in their entirety by reference to the full texts of the Loan Documents, which are attached hereto as exhibits, and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Revolving Loan Agreement, dated as of August 5, 2010, by and among Kennedy-Wilson, Inc., U.S. Bank National Association, as agent, lead arranger and book manager, U.S. Bank National Association, as lender, East-West Bank, as lender, and any other bank that becomes a party thereto.

10.2	Repayment Guaranty, dated as of August 5, 2010, by Kennedy-Wilson Holdings, Inc. in favor of U.S Bank National Association, as agent for the lenders.

10.3	Fee Letter, dated as of August 5, 2010.

10.4	California Judicial Reference Agreement, dated as of August 5, 2010, by and among Kennedy-Wilson, Inc., Kennedy-Wilson Holdings, Inc., U.S. Bank National Association, as agent, U.S. Bank National Association as lender and East-West Bank as lender.

10.5	Form of Facility A Promissory Note

10.6	Form of Facility B Promissory Note

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

Dated: August 5, 2010	By:	/S/ FREEMAN A. LYLE
	Name:	Freeman A. Lyle
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Revolving Loan Agreement, dated as of August 5, 2010, by and among Kennedy-Wilson, Inc., U.S. Bank National Association, as agent, lead arranger and book manager, U.S. Bank National Association, as lender, East-West Bank, as lender, and any other bank that becomes a party thereto.

10.2	Repayment Guaranty, dated as of August 5, 2010, by Kennedy-Wilson Holdings, Inc. in favor of U.S Bank National Association, as agent for the lenders.

10.3	Fee Letter, dated as of August 5, 2010.

10.4	California Judicial Reference Agreement, dated as of August 5, 2010, by Kennedy-Wilson, Inc., Kennedy-Wilson Holdings, Inc., U.S. Bank National Association, as agent, U.S. Bank National Association as lender and East-West Bank as lender.

10.5	Form of Facility A Promissory Note

10.6	Form of Facility B Promissory Note